UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 16, 2010

SUPERMEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2010, SuperMedia Inc. (the “Company”) issued a press release announcing that the Board of Directors (the “Board”) increased the number of directors of the Company from nine to ten and appointed Douglas D. Wheat to serve as the Company’s Chairman of the Board and a member of the Board, effective July 1, 2010, to serve until the Company’s 2011 annual meeting of the stockholders.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Board determined that Mr. Wheat meets the independence requirements of the Nasdaq Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

There is no arrangement or understanding between Mr. Wheat and any other person pursuant to which he was elected as a director of the Company.  Mr. Wheat does not have any related person transactions with the Company reportable under Item 404(a) of Regulation S-K.

The Company will compensate Mr. Wheat in a manner consistent with its non-management director compensation program, the terms of which are disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission on February 26, 2010.  Under the terms of the program, Mr. Wheat will receive (i) a one-time equity award in the form of restricted stock units having a value of $50,000 that vests ratably at one-third per year over the next three years; (ii) an annual equity award in the form of restricted stock, having an annual value of $70,000, that will be pro-rated from the effective date of his appointment and will vest December 31, 2010; (iii) an annual Director fee of $70,000 that will be pro-rated from the effective date of his appointment; (iv) an annual Chairman of the Board fee of $70,000 that will be pro-rated from the effective date of his appointment; and (v) $1,500 per Board meeting fee for any Board meetings attended in excess of the six (6) meetings that were set on the initial 2010 Board Meeting Calendar.

The Board previously appointed Thomas S. Rogers to serve as Interim Chairman of the Board until his respective successor was appointed or elected.  Mr. Rogers will continue to serve as a member of the Board and as a member of the Nominating & Corporate Governance Committee and the Human Resources Committee of the Board.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	SuperMedia Inc. press release, dated June 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President –
General Counsel and Secretary

Date:       June 16, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	SuperMedia Inc. press release, dated June 16, 2010